LISANTI SMALL CAP GROWTH FUND (the "Fund")
(formerly known as the Dinosaur Lisanti Small Cap Growth Fund)

Supplement dated February 1, 2018 to the Prospectus dated May 1, 2017, as supplemented

1.	Change to the name of the Fund

All references to the Dinosaur Lisanti Small Cap Growth Fund are hereby replaced with Lisanti Small Cap Growth Fund.

2.	Change in Website

All references to the Fund's website, www.dinosaurlisanti.com, are hereby replaced with www.lisantismallcap.com.

3.	The section entitled "Fees and Expenses" beginning on page 2 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase, if applicable)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	2.15%
Total Annual Fund Operating Expenses	3.10%
Fee Waiver and/or Expense Reimbursement (1)	(1.75)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%

(1)
Lisanti Capital Growth, LLC (the "Adviser") has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, proxy expenses, and extraordinary expenses) to 1.35%, through April 30, 2019 (the "Expense Cap"). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then‐current expense cap, or (ii) the expense cap in place at the time  the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that it reflects the Expense Cap through the time period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:
1 Year	3 Years	5 Years	10 Years
$137	$792	$1,472	$3,289

4.	The following paragraph replaces the third and fourth paragraphs in the section entitled "Investment Adviser" on page 12 of the Prospectus:

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the "Advisory Agreement"). The Adviser receives an advisory fee from the Fund at an annual rate equal to 0.95% of the Fund's average annual daily net assets under the terms of the New Agreement. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund's Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, proxy expenses, and extraordinary expenses) to 1.35% through April 30, 2019 ("Expense Cap").

The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. For the fiscal year ended December 31, 2017, the actual advisory fee rate paid by the Fund to the Adviser was 0.24%.

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For more information, please contact a Fund customer service representative toll free at (800) 441-7031 (toll free).
PLEASE RETAIN FOR FUTURE REFERENCE.

LISANTI SMALL CAP GROWTH FUND (the "Fund")
(formerly known as the Dinosaur Lisanti Small Cap Growth Fund)

Supplement dated February 1, 2018 to the Statement of Additional Information ("SAI") dated May 1, 2017, as supplemented

1.	Change to the name of the Fund

All references to the Dinosaur Lisanti Small Cap Growth Fund are hereby replaced with Lisanti Small Cap Growth Fund.

2.	Change in Website

All references to the Fund's website, www.dinosaurlisanti.com, are hereby replaced with www.lisantismallcap.com.

3.	The section entitled "Fees" beginning on page 17 of the SAI is hereby deleted in its entirety and replaced with the following:

Fees. The Adviser receives an advisory fee from the Fund at an annual rate equal to 0.95% of the Fund's average annual daily net assets under the terms of the Advisory Agreement. The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that such clients have invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee to be received from the separately managed account.

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund's Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, proxy expenses, and extraordinary expenses) to 1.35% through April 30, 2019 ("Expense Cap").

The Expense Cap may only be raised or eliminated with the consent of the Board. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by the Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is for the last three fiscal years.

* * *

For more information, please contact a Fund customer service representative toll free at (800) 441-7031 (toll free).
PLEASE RETAIN FOR FUTURE REFERENCE.